SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                        Date of Report: DECEMBER 15, 1999

                           CARMAX AUTO RECEIVABLES LLC

             (Exact name of registrant as specified in its charter)

  UNITED STATES                     333-79087                    54-1942944
 (State or other                   (Commission                  (IRS Employer
  jurisdiction                      File No.)                Identification No.)
of incorporation)

4900 Cox Road, Suite 200, Glen Allen, Virginia                      23060
----------------------------------------------                     ------
   (Address of principal executive offices)                      (Zip Code)

        Registrant's Telephone Number, Including Area Code: 804-935-4512

ITEM 5               OTHER EVENTS.

                     The registrant distributed the Certificateholders statement for the month of November 1999 to the series 1999-1 Certificateholders on December 15, 1999.

ITEM 7(C).           EXHIBITS.
                     ---------

                     The  following  is filed as an exhibit to this report under
                     Exhibit 28:

        99.1 Series 1999-1 Certificateholders Statement for the month of November 1999.

                                    Signature
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CARMAX AUTO RECEIVABLES LLC

                                  By: CARMAX AUTO SUPERSTORES, INC.,
                                  as Transferor and Servicer

                                  BY: s/Michael T. Chalifoux

                                      Michael T. Chalifoux
                                      President and Assistant Secretary

Date: December 15, 1999

                                       -2-










                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    EXHIBITS

                                       TO

                                    FORM 8-K

                           CARMAX AUTO RECEIVABLES LLC








                                INDEX TO EXHIBITS

    Exhibit
    Number                           Exhibit
    ------                           -------

     99.1 Series 1994-2 Certificateholders Statement for the month of November 1999.